UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 200

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On June 11, 2018, the Board of Directors of Trevena, Inc. (the “Company”) appointed John P. Hamill as the Company’s interim Principal Financial Officer and Principal Accounting Officer. Mr. Hamill is currently serving as a consultant to the Company.

From September 2017 to April 2018, Mr. Hamill served as Interim Chief Financial Officer for Cellectar Biosciences, Inc., a publicly traded clinical stage biopharmaceutical company.  Prior to this, Mr. Hamill served as the Chief Executive Officer of NephroGenex, Inc., a public biopharmaceutical company, from April 2016 to May 2017 and as Chief Financial Officer from January 2014 to May 2017.  From June 2013 to January 2014, Mr. Hamill served as Co-President and Chief Financial Officer of Savient Pharmaceuticals, Inc. and from September 2012 to June 2013 as its Senior Vice President and Chief Financial Officer. Mr. Hamill has also served as a financial consultant for various private companies. From 2001 until 2009, Mr. Hamill worked for PharmaNet Development Group, Inc., where he served as Executive Vice President and Chief Financial Officer from 2006 until 2009.  Mr. Hamill earned his B.S. with a dual major in Accounting/Business and Computer Science from DeSales University (formerly Allentown College of St. Francis de Sales) in 1986. Mr. Hamill is a Certified Public Accountant and is a member of the Pennsylvania Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

There are no arrangements or understandings between Mr. Hamill and any other person pursuant to which Mr. Hamill was appointed as Interim Principal Financial Officer and Principal Accounting Officer. Mr. Hamill has no family relations with any directors or executive officers of the Company. There are no transactions to which the Company is a party and in which Mr. Hamill has a material interest that is required to be disclosed under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: June 13, 2018	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel and Chief Administrative Officer

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